DERIVATIVES FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
DERIVATIVES FINANCIAL INSTRUMENTS
9.	DERIVATIVES FINANCIAL INSTRUMENTS

As of December 31, 2009, the derivative liability related to a long-term supply contract for silicon was extinguished due to the termination of such supply contract on September 9, 2009 and resulted in a gain of $7.6 million for the year ended December 31, 2009, which has been recorded as “Change in fair value of derivatives” in the consolidated statements of operations. The fair value measurement of embedded derivative for long-term purchase contract was classified as level 3 measurement as its valuation involved significant inputs that were not observable in the market.

The Group recorded a loss of $0.4 million, a gain of $2.9 million and a loss of $5.2 million relating to foreign exchange forward contracts that did not qualify for hedge accounting for the years ended December 31, 2009, 2010 and 2011, respectively. As of December 31, 2009, 2010 and 2011, the Group had outstanding foreign exchange forward contracts with notional amount of $8.6 million, $15.2 million and $2.6 million, respectively, with estimated fair value of $0.3 million, $0.4 million and $0.2 million, respectively. These forward contracts are recorded in prepaid expense and other current assets on the consolidated balance sheet and the gain (loss) is recorded in changes in fair value of derivatives on the consolidated statements of operations.